ADVANCED SERIES TRUST

AST High Yield Portfolio

Supplement dated September 20, 2019 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST High Yield Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s Prospectus and SAI.

Effective immediately, Robert Cook, Thomas Hauser, and Jeffrey Lovell will replace Alexander Sammarco, Christopher Musbach, and Michael Sclembach as Portfolio Managers for the Portfolio.  William J. Morgan and James P. Shanahan will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Alexander Sammarco, Christopher Musbach, and Michael Sclembach are hereby deleted.

II.

The table in the section of the Prospectus relating to Portfolio entitled “Summary: AST High Yield Portfolio - Management of the Portfolio” is hereby revised adding the following information with respect to Robert Cook, Thomas Hauser and Jeffrey Lovell:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC AST Investment Services, Inc.	J.P. Morgan Investment Management, Inc.	Robert Cook Thomas Hauser Jeffrey Lovell	Managing Director, Portfolio Manager Managing Director, Portfolio Manager Managing Director, Portfolio Manager	September 2019 September 2019 September 2019

III.	The following hereby added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST High Yield Portfolio”:

Robert Cook, managing director, is the global head of the Global High Yield team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the lead portfolio manager and is responsible for overseeing all high yield total return strategies.  Rob is also a member of the Global Fixed Income Macro Strategy Team.  Prior to joining the firm in 2004, Rob spent ten years at 40|86 Advisors, most recently as co-head of the Fixed Income investment process, responsible for managing high yield total return assets and directing credit research.  Previously, he worked at PNC Bank’s investment banking division in Pittsburgh, where he was involved with syndicated loans, M&A, private placements and structured products.  Rob holds a B.S. in finance from Indiana University, is a member of the Indianapolis Society of Financial Analysts, and is a CFA charterholder.

Thomas Hauser, managing director, is the co-lead portfolio manager within the Indianapolis-based Global High Yield Fixed Income Team and is responsible for overseeing high yield total return strategies and sub-advised mutual fund assets.  Prior to joining the firm in 2004, Thomas was at 40|86 Advisors, most recently serving as a co-portfolio manager on three mutual funds and as the co-head of the Collateralized Bond Obligation (CBO) Group.  Previously, Thomas worked at Van Kampen Investments co-managing several high yield mutual funds and leading the high yield trading desk.  Thomas holds a B.S. in finance from Miami (Ohio) University, is a member of the Indianapolis Society of Financial Analysts, and is a CFA charterholder.

Jeffrey Lovell, managing director, is a portfolio manager within the Indianapolis-based Global High Yield Fixed Income team. Prior to joining the firm in 2004, Jeffrey was at 40|86 Advisors, most recently serving as a senior analyst and as the co-head of the Collateralized Bond Obligation (CBO) Group.  Jeffrey holds a B.S. in finance and political economy from Hillsdale College, is a member of the Indianapolis Society of Financial Analysts and is a CFA charterholder.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the following information with respect to Mr. Cook, Mr. Hauser, and Mr. Lovell

Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
J.P. Morgan Investment Management, Inc.	Robert Cook	14/$3,781,235	19/$15,984,997	15/$2,728,050	None
AST Investment Services, Inc.	Thomas Hauser	14/$3,781,235	19/$15,984,997	15/$2,728,050	None
	Jeffrey Lovell	9/$2,948,014	12/$7,066,175	15/$2,728,050	None

* Information is as of February 28, 2019.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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